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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
Mountain Bank Holding Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[Mountain Bank Holding Company Logo]

March 12, 2002

Dear Shareholder:

        You are cordially invited to attend the annual meeting of shareholders of Mountain Bank Holding Company (the "Company") to be held on Tuesday, March 26, 2002, at 7:00 p.m., local time at the VFW Hall, 44426 244th Avenue S.E., Enumclaw, Washington.

        At this meeting, you will be asked to elect three directors for a term of three years and to ratify the appointment of accountants for the year 2002.

        A proxy is enclosed with the Notice of Meeting and Proxy Statement. Please indicate your voting instructions and sign, date, and return the proxy promptly in the postage prepaid envelope provided. Whether or not you plan to attend the annual meeting in person, it is important that you return the enclosed proxy so that your shares are voted. A proxy that is returned signed and dated but with no voting instructions will be voted in favor of the matters and, in appropriate circumstances, will enable the Company's management to adjourn the meeting to continue to solicit votes to approve these matters. The proxy may be revoked in writing by the person giving it at any time before it is exercised by notice of such revocation to the Secretary of the Company, or by submitting a proxy having a later date, or by such person appearing at the meeting and electing to vote in person.

        We value you as a shareholder of Mountain Bank Holding Company and look forward to reporting the results of 2001 to you. We invite your comments concerning any of the Company's affairs and hope you will contact us for any further information you desire.

Sincerely,

/s/ ROY T. BROOKS Roy T. Brooks Chairman of the Board

MOUNTAIN BANK HOLDING COMPANY
501 Roosevelt Avenue
Enumclaw, Washington 98022

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 26, 2002

To the Shareholders of Mountain Bank Holding Company:

        We invite you to attend the 2002 Annual Meeting of Shareholders of Mountain Bank Holding Company (the "Company") to be held at the VFW Hall, 44426 - 244th Avenue S.E., Enumclaw, Washington, on Tuesday, March 26, 2002, at 7:00 p.m. local time for the purpose of considering and voting upon the following matters:

  1.
  ELECTION OF DIRECTORS.    To elect three (3) Directors to serve for a term of three years or until their successors have been elected and qualified.

  2.
  RATIFICATION OF ACCOUNTANTS.    To ratify the appointment of McGladrey & Pullen, LLP (formerly known as Knight Vale & Gregory PLLC) as the Company's independent auditors for the year ending December 31, 2002.

  3.
  WHATEVER OTHER BUSINESS  may properly come before the Annual Meeting or any adjournments thereof.

        If you were a shareholder of record on February 15, 2002, you may vote on the proposals at the Annual Meeting in person or by proxy. We encourage you to promptly complete and return the enclosed proxy card in order to ensure that your shares will be represented and voted at the meeting in accordance with your instructions. If you attend the meeting in person, you may withdraw your proxy and vote your shares.

        Further information regarding voting rights and the business to be transacted at the Annual Meeting is given in the accompanying Proxy Statement. Your continued interest as a shareholder in the affairs of the Company, its growth and development, is genuinely appreciated by the directors, officers and personnel who serve you.

March 12, 2002	BY ORDER OF THE BOARD OF DIRECTORS

/s/ ROY T. BROOKS Roy T. Brooks, Chairman of the Board

  YOUR VOTE IS IMPORTANT

  Whether or not you plan to attend the Annual Meeting, please sign and date your Proxy Card and return it in the enclosed postage prepaid envelope. Retention of the Proxy is not necessary for admission to the Annual Meeting.

MOUNTAIN BANK HOLDING COMPANY
501 Roosevelt Avenue
Enumclaw, Washington 98022
(360) 825-0100

PROXY STATEMENT

        Meeting Information.    This Proxy Statement and the accompanying Proxy are being sent to shareholders on or about March 12, 2002, for use in connection with the Annual Meeting of Shareholders ("Annual Meeting") of Mountain Bank Holding Company (the "Company") to be held on Tuesday, March 26, 2002. In this Proxy, the term "we" and "us" refers to Mountain Bank Holding Company.

        Record Date.    If you were a shareholder on February 15, 2002, you are entitled to vote at the Annual Meeting. There were 2,070,901 shares of common stock outstanding on the record date.

        Solicitation of Proxies.    The enclosed Proxy is solicited by and on behalf of our Board of Directors, and we will bear the cost of solicitation. In addition to the mailing of Proxy materials, solicitation may be made by directors, officers and employees of the Company and its bank subsidiary, Mt. Rainier National Bank (the "Bank") through solicitation of Proxies in person, by telephone, or otherwise. We do not expect to pay any compensation for the solicitation of Proxies, except to brokers, nominees and similar record holders for reasonable expenses in mailing Proxy materials to beneficial owners.

        Quorum.    At least a majority of the shares entitled to vote at the Annual Meeting constitutes a quorum. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the presence of a quorum. Broker non-votes will not be considered shares present and will not be included in determining whether a quorum is present.

        Voting on Matters Presented.    The three nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected. Shareholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. With respect to the proposal to ratify accountants, shareholders may vote for the proposal, against the proposal or may abstain from voting. The affirmative vote of a majority of the total votes present, in person or by Proxy, at the Annual Meeting is required for the approval to ratify the appointment of our independent auditors. Shareholders of record will be entitled to one vote per share on any matter that may properly come before the Annual Meeting.

        Voting of Proxies.    Shares represented by properly executed Proxies that are received in time and not revoked, will be voted in accordance with the instructions indicated on the Proxies. If no instructions are indicated, the persons named in the Proxy will vote the shares represented by the Proxy FOR the three nominees listed in this Proxy Statement, and FOR the ratification of the appointment of McGladrey & Pullen, LLP, as our independent auditors for the year ending December 31, 2002, and in the discretion of the Proxy holder, as to any other matter which may properly come before the Annual Meeting. Any Proxy given by a shareholder may be revoked before its exercise by (1) giving notice to us in writing, (2) delivery to us of a subsequently dated Proxy, or (3) notifying us at the Annual Meeting before the shareholder vote is taken. The shares represented by properly executed, unrevoked Proxies will be voted in accordance with the specifications in the Proxy.

        Voting of Proxies by Beneficial Holder.    If your shares are held by a bank, broker or other holder of record you will receive instructions from the holder of record that you must follow in order for your shares to be voted. If you want to attend the shareholder meeting and vote in person, you will need to bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on February 15, 2002, the record date.

BUSINESS OF THE MEETING

        There are two matters being presented for consideration by the shareholders at the Annual Meeting.

Proposal No. 1—Election of Directors

General

        Our Restated Articles of Incorporation and Bylaws provide that the number of directors must fall within a range of 5 and 25, the exact number to be determined by an affirmative vote of a majority of the directors or by resolution of the shareholders. The Bylaws also provide that the Board of Directors may fill vacancies created on the Board, within certain limits, provided that the number of directors shall at no time exceed 25. The Board of Directors has set the size of the Board at ten persons.

        Directors are elected for a term of three years and until their successors have been elected and qualified. Our Articles require that the terms of the directors be staggered such that one-third of the directors are elected each year.

        In accordance with the above, the Board of Directors has nominated Brian W. Gallagher, Michael K. Jones and Hans R. Zurcher, each of whom is a current board member, for election as directors for three-year terms to expire in the year 2005. If any of Messrs. Gallagher, Jones or Zurcher should refuse or be unable to serve, your Proxy will be voted for such person as shall be designated by the Board of Directors to replace any such nominee. The Board of Directors presently has no knowledge that any of the nominees will refuse or be unable to serve.

        In accordance with our Bylaws, other nominations, if any, may be made only in accordance with the prior notice provisions contained in our Bylaws. Such notice provisions require that a shareholder provide us with written notice (containing the information required by the Bylaws) at least 14 days but not more than 50 days prior to the Annual Meeting (or, if we provide less than 21 days' public notice of such meeting, no later than 7 days after the date of our notice).

INFORMATION WITH RESPECT TO NOMINEES AND
DIRECTORS WHOSE TERMS CONTINUE

        The following tables set forth certain information with respect to the nominees for director and for directors whose terms continue, including the number of shares of Common Stock beneficially held. Beneficial ownership is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. In general, beneficial ownership includes any shares a director or executive officer can vote or transfer and stock options that are exercisable currently or become exercisable within 60 days. Except as noted below, each holder has sole voting and investment power for all shares shown as beneficially owned by them. Where beneficial ownership was less than one percent of all outstanding shares, the percentage is not reflected in the table.

Name, Age and Tenure as Director	Principal Occupation of Director During Last Five Years	Shares and Percentage of Common Stock Beneficially Owned as of December 31, 2001 (1)(2)(3)

NOMINEES FOR DIRECTOR FOR THREE-YEAR TERM EXPIRING IN 2005
Brian W. Gallagher, 52 Since 1993	President and Principal Owner, Northern Transport, Inc.; Gallagher Farms, Partner	68,396 3.29	(4) %
Michael K. Jones, Sr., 59 Since 1993	Certified Public Accountant, President and Principal Owner, Jones & Associates, Inc., P.S.	67,189 3.23	(5) %
Hans R. Zurcher, 66	Partner, Zurcher Dairy	53,369
Since 1993		2.57%

The Board of Directors recommends that you vote FOR the nominees to be elected as directors.

(1)
Shares held directly with sole voting and sole investment power, unless otherwise indicated.

(2)
Share amounts include stock options which are exercisable within 60 days as follows: Mr. Brooks 15,400 shares; Ms. Bowen-Hahto 12,600 shares; Mr. Gallagher 11,550 shares; Mr. Jones 13,650 shares; Mr. Kombol 8,400 shares; Mr. Moergeli 12,600 shares; Mr. Raeder 12,600 shares; Mr. Van Beek 8,400 shares; and Mr. Zurcher 12,600 shares.

(3)
Share amounts reflect a 5% share dividend paid June 30, 2001, to shareholders of record as of June 15, 2001.

(4)
Includes 8,099 shares held in trust for the benefit of Mr. Gallagher's children; 3,584 held by Mr. Gallagher's spouse and 3,912 held by Mr. Gallagher's children.

(5)
Includes 10,920 shares held by Mr. Jones' spouse; 6,086 shares held in trusts for the benefit of Mr. Jones' children; and 630 shares held by Mr. Jones' daughter.

DIRECTORS WITH TERM EXPIRING 2003

Roy T. Brooks, 61 Since 1993	Chairman and CEO of the Company; Chairman, former Interim President and CEO of the Bank; CEO, Chairman and former part owner of Westmark Electronics	72,561 3.48	(6) %
Susan K. Bowen-Hahto, 53 Since 1993	Real Estate and Land Developer; Former owner of Travel Line Travel Agency	29,820 1.43	(7) %
Steve W. Moergeli, 48 Since 1997	President and CEO of the Bank; former Vice-President and Credit Administrator of the Bank	37,238 1.79	(8) %

(6)
Includes 9,377 shares held jointly with spouse.

(7)
Includes 2,100 shares held by Ms. Bowen-Hahto's spouse and 840 shares held in trust for the benefit of Ms. Bowen-Hahto's child.

(8)
Includes 801 shares held by Mr. Moergeli's spouse.

DIRECTORS WITH TERM EXPIRING 2004

Barry C. Kombol, 51 Since 1993	Vice-Chairman of the Company; Attorney in private practice	29,380 1.42%
John W. Raeder, 65 Since 1993	Business Consultant, Air Pro, Inc.	35,190 1.69	(9) %
J.B. Rupert, 59 Since January 2001	President, Rupert Engineering, Inc.; President, Rupert Development, Inc.; Partner, Hanter & Rupert, Consulting Engineers	3,360 *	%
Garrett S. Van Beek, 66 Since 1993	Owner, Van Beek & Sons Dairy	47,492 2.29	(10) %

(9)
Includes 420 shares held by Mr. Raeder's spouse.

(10)
Includes 5,760 shares held by Mr. Van Beek's spouse.

*
Less than 1%.

Information Regarding the Board of Directors and its Committees

        The following sets forth information concerning the Board of Directors and Committees of the Company during the fiscal year 2001.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors met nine times during the fiscal year. In addition to meetings of the full Board, directors attended meetings of Board committees. When the need arose, the full Board served as the Nominating Committee and the Compensation Committee. The Audit/Compensation and Executive Committees were established by the Board of Directors of the Bank and act on behalf of the

Company. Each director attended at least 75% of the meetings of the Board and of the committees on which he served. The following table shows the membership of the Audit/Compensation and Executive Committees during the fiscal year.

Committee Membership

Name	Audit/Compensation		Executive
Roy T. Brooks	X		X	*
Brian W. Gallagher			X
Michael K. Jones	X	*	X
Barry C. Kombol	X
Steve W. Moergeli			X
John W. Raeder	X
Garrett S. Van Beek			X
Hans R. Zurcher			X

*
Chairman

        Audit/Compensation Committee.    The Audit/Compensation Committee is composed of four directors, one of which is Roy Brooks, the CEO of the Company, and three other directors who are considered "independent" (as defined by the Nasdaq listing standards). The Bank Audit/Compensation Committee effectively has served as the Audit/Compensation Committee of the Company. The Audit/Compensation Committee operates under a formal written charter adopted by the Board of Directors. The main function of the Audit/Compensation Committee includes reviewing the plan, scope, and audit results of the independent auditors, as well as reviewing and approving the services of the independent auditors. The Audit/Compensation Committee reviews or causes to be reviewed the reports of bank regulatory authorities and reports its conclusions to the Board of Directors. The Audit/Compensation Committee also reviews procedures with respect to the Company's records and its business practices, and reviews the adequacy and implementation of the internal auditing, accounting and financial controls. Management is responsible for our internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The committee's responsibility is to monitor and oversee this process. The Committee also acts as the compensation advisory committee to the Board of Directors and meets annually with the President/CEO of the Bank regarding performance evaluations and compensation packages for executive officers other than the President/CEO. The Committee held nine meetings during the year.

        Executive Committee.    The Executive Committee is composed of the Chairmen of each of the Company's active committees. The Executive Committee is authorized to exercise the full authority of the Board of Directors, except as limited by law. Historically, the function of the Executive Committee has been to act upon unanticipated matters that require rapid resolution and that occur between regularly scheduled meetings of the full Board of Directors. The Executive Committee did not meet during the year.

Compensation of Directors

        The Company and the Bank have established a program by which non-employee directors receive compensation as follows:

        Company.    The Directors receive no retainers, nor fees for meetings attended.

        Bank.    The Chairman of the Board receives no separate compensation for serving as Chairman. During 2001, each non-employee Director (other than the Chairman) received a fee of $750 for each meeting attended; and each non-employee committee member received a fee of $125 for each committee meeting attended, except non-employee Audit/Compensation Committee members who received a fee of $200 for each committee meeting attended.

Director Stock Option Plans

        1990 Director Stock Option Plan.    At the first Annual Meeting of Shareholders of the Bank, the shareholders approved the 1990 Director Stock Option Plan (the "1990 Director Plan"). The 1990 Director Plan was assumed and adopted by us. The options are exercisable on a cumulative basis in annual installments of one third each on the third, fourth and fifth anniversary of the date of grant. The service as a director must be continuous for such vesting to occur. No option can be exercised after the expiration of 15 years from the date of grant. A total of 126,000 shares of our Common Stock were available for issuance under the 1990 Director Plan, of which only 9,450 remain available for grant. Accordingly, as described below, in 1999 the Board and shareholders approved the 1999 Director Stock Option Plan. Options to purchase a total of 3,150 shares were granted under the 1990 Director Plan in 2001.

        1999 Director Stock Option Plan.    At the 1999 Annual Meeting, the shareholders approved the 1999 Director Stock Option Plan (the "1999 Director Plan") with substantially the same terms and conditions as the 1990 Director Plan, except that under the 1999 Director Plan, the term and vesting schedule of each option is determined by the Plan Administrator. An additional 42,000 shares of stock were reserved for issuance to directors under the 1999 Director Plan, of which 8,400 remain available for grant. Under the terms of the 1999 Director Plan, non-qualified stock options to purchase shares of our Common Stock may be granted to directors at a price not less than the greater of (i) the fair market value, or (ii) the net book value of such shares on the date of grant. Both plans provide that shares available under the plans, as well as granted options, are adjusted to reflect stock dividends and stock splits.

EXECUTIVE COMPENSATION

        The following table sets forth a summary of certain information concerning compensation awarded to or paid by us or the Bank for services rendered in all capacities during the last three fiscal years to the Chief Executive Officer and executive officers of the Company or the Bank earning $100,000 or more during fiscal year 2001.

SUMMARY COMPENSATION TABLE

					Long Term Compensation
		Annual Compensation			Awards	Payouts
Name and Principal Position	Year	Salary	Bonus (1)	Other Annual Compensation (2)	Securities Underlying Options	LTIP Payouts	All Other Compensation (3)
Roy T. Brooks Chairman, CEO & President	2001 2000 1999	$60,000 54,462 50,331	$0 0 0	$0 0 0	0 4,000 0	0 0 0	$0 0 0
Sheila M. Brumley CFO and Cashier of the Bank	2001	$88,135	$22,518	0	0	0	$3,320
Sterlin E. Franks Vice President of the Bank	2001	$82,769	$17,493	0	0	0	$3,008
Steve W. Moergeli, President and CEO of the Bank	2001 2000 1999	$116,329 106,905 96,142	$31,074 16,000 10,800	$0 0 0	0 0 2,500	0 0 0	$4,422 3,687 3,208

(1)
Includes bonuses paid or to be paid during the subsequent year but attributable to the year indicated under our Incentive Compensation Plan.

(2)
Does not include amounts attributable to miscellaneous benefits received by executive officers, including the use of company-owned automobiles and the payment of certain club dues. In the opinion of management, the costs to the Company or the Bank of providing such benefits to any individual executive officer during the year ended December 31, 2001, did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(3)
Includes contributions to the Company's 401(k) Plan.

Stock Options

        Option Grants in Last Fiscal Year.    No stock options were granted to the persons named in the Summary Compensation Table during the fiscal year ended December 31, 2001.

        Option Exercises.    The following table sets forth certain information concerning stock options held by the named executive officer(s).

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUES

				Number of Unexercised Options at Year End		Value of Unexercised Options at Year End(1)
Name	Shares Acquired on Exercise	Value Realized
				Exercisable	Unexercisable	Exercisable	Unexercisable
Roy T. Brooks	0	0		15,400	7,700	$115,433	$23,717
Sheila M. Brumley	0	0		3,150	5,250	$23,475	$21,125
Sterlin E. Franks	0	0		4,200	5,250	$23,300	$21,625
Steve W. Moergeli	12,000	102,000	(2)	12,600	10,500	$76,150	$45,750

(1)
On December 31, 2001, the closing price of the Common Stock was $11.50. For purposes of the foregoing table, stock options with an exercise price less than that amount are considered to be "in-the-money" and are considered to have a value equal to the difference between this amount and the exercise price of the stock option multiplied by the number of shares covered by the stock option.

(2)
Calculated by determining the difference between the fair market value of the securities underlying the options at the time of exercise ($11.00) and the exercise price ($2.50 per share).

Officer Incentive Compensation Plan

        The Company operates an Officer Incentive Compensation Plan (the "Incentive Plan") for the benefit of officers of the Bank. The purpose of the Incentive Plan is to reward individuals who make significant contributions to the Bank's success and to provide performance-based competitive pay opportunities. Participants are selected by the President and confirmed by the Board of Directors, and must be in a position to materially affect the Bank's performance. Under the terms of the Incentive Plan, each participant is assigned a specific dollar incentive based on their job description, overall responsibility and direct influence on overall operating results. The percentage of such dollar amount that is actually paid to the participant is based on the Bank's return on average assets for that fiscal year, as well as the individual goals set for each participant.

Employee Stock Option Plans

        At the first Annual Meeting of Shareholders of the Bank, the shareholders approved the 1990 Employee Stock Option Plan (the "1990 Employee Plan"). The 1990 Employee Plan was assumed and adopted by the Company. A total of 126,000 shares were authorized for issuance under the 1990 Employee Plan and all options under the plan have been granted. The 1990 Employee Plan expired on May 4, 2000.

        At the 1999 Annual Meeting, the shareholders approved the 1999 Employee Stock Option Plan (the "1999 Employee Plan"), in which 84,000 additional shares of stock were reserved for issuance to employees. Like the 1990 Employee Plan, both incentive and non-qualified options may be granted to key employees of the Bank. The exercise price of the options must be not less than the greater of (i) the fair market value, or (ii) the net book value of the shares of the Company on the date in which the option is granted. In general, an incentive stock option may be exercised during a period of not more than 10 years from the date of grant, although a shorter period may be specified, and in such amounts as the Board may determine. A non-qualified stock option may be exercised during the period specified by the Board. The Board has the authority to thereafter accelerate the period within which any option may be exercised. During 2001, options to purchase 17,300 shares were granted under the 1999 Employee Plan, leaving a total of 35,200 shares available for grant under the 1999 Employee Plan. Both plans provide that shares available under the plans, as well as granted options, are adjusted to reflect stock dividends and stock splits.

Deferred Compensation Plans

        In 1993, the Bank established a deferred compensation agreement with Director Kombol under which the director may defer his director's fees. The Bank has also purchased a whole-life insurance policy which may be used to fund benefits under the deferred compensation agreement.

        Additionally, on December 27, 2001, the Bank purchased life insurance policies for each of Steve W. Moergeli, Sheila M. Brumley and Sterlin E. Franks in the total aggregate amount of $3,000,000 for the benefit of the Bank which may be used to fund benefits under the Company's executive retirement program.

401(k) Plan

        Our 401(k) Plan allows for pre-tax employee contributions up to IRS maximum limits with a company match of 50% of the first 6% of employee contribution. Employee elective contributions are 100% vested at all times. Matching contributions have a two year vesting schedule, and beginning the third year, are 100% vested.

        As a result of the tax qualification of the 401(k) Plan, employees are not subject to federal or state income taxation on the employee elective contributions, employer contributions or earnings thereon until those amounts are distributed from the 401(k) Plan, although we continue to receive a compensation expense deduction for compensation paid.

Employee Stock Purchase Plan

        In order to encourage and facilitate the purchase of our Common Stock by employees, at the 1996 Annual Meeting the shareholders approved the 1995 Employee Stock Purchase Plan (the "Purchase Plan"). The Purchase Plan makes available 42,000 shares of our Common Stock for purchase by eligible employees through a payroll deduction method. The purchase price is the lower of the market price of our Common Stock at the beginning or end of the plan year. At December 31, 2001, 27,085 shares remained available for issuance under the Purchase Plan. The Purchase Plan provides that shares available under the plan are adjusted to reflect stock dividends and stock splits.

Report of Audit/Compensation Committee

        The Audit/Compensation Committee has met and held discussions with management and our independent accountants. Management represented to the Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the audited consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit/Compensation Committees).

        Our independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit/Compensation Committees), and the Committee discussed with the independent accountants that firm's independence.

        Based on the Committee's review of the audited consolidated financial statements and the various discussions with management and the independent accountants noted above, the Committee recommended that the Board of Directors include the audited consolidated financial statements in our Annual Report on Form 10-KSB for the year ended December 31, 2001, filed with the Securities and Exchange Commission.

Audit/Compensation Committee-Fiscal Year 2001

Michael K. Jones (Chairman), Roy T. Brooks, Barry C. Kombol, John W. Raeder

Executive Compensation Interlocks and Insider Participation

        Roy Brooks, who is the Chairman, CEO and President of the Company, is a member of the Audit/Compensation Committee but did not participate in any discussions with respect to his own compensation. There are no Audit/Compensation Committee interlocks.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table provides certain information with respect to executive officers and directors as a group. The Company is not aware of any person who at December 31, 2001, beneficially owned more than five percent of its outstanding Common Stock.

Ownership of Management

Name	Shares and Percentage of Common Stock Beneficially Owned
Executive officers and directors as a group (12 individuals)	470,117 (21.54%)(1)(2)

(1)
Includes 115,150 shares subject to options that could be exercised within 60 days.

(2)
Shares reflect a 5% share dividend paid June 30, 2001.

MANAGEMENT

Executive Officers

        The following table sets forth information with respect to executive officers who are not directors or nominees for director of the Company.

Name and Age	Relationship with the Company and Business Experience During the Last Five Years
Sheila M. Brumley, 47	Chief Financial Officer and Secretary; Senior Vice President, Secretary and Cashier of the Bank
Sterlin E. Franks, 55
Vice President and Credit Administrator of the Bank; Bank branch management and bank administration; former Vice President and District Manager, U.S. Bank; and former Senior Vice President, Pioneer Bank

TRANSACTIONS WITH MANAGEMENT

        Various of our directors and officers, members of their immediate families, and firms in which they had an interest were customers of and had transactions with the Bank during 2001 in the ordinary course of business. Similar transactions may be expected to take place in the ordinary course of business in the future. All outstanding loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not, in the opinion of management, involve more than the normal risk of collectibility nor present other unfavorable features. All such loans are currently in good standing and are being paid in accordance with their terms, except as discussed below.

        In May 2001, two loans to a business affiliated with director Garrett S. Van Beek were identified as having potential weaknesses. Though the loans have always been paid in accordance with their terms, the business was unable to show sufficient income to support debt service for the 2000 tax year. The two loans consist of a $150,00 line of credit with an outstanding balance of approximately $133,550 and a term loan with an outstanding balance of $140,373. The Bank believes that both loans are adequately secured by livestock and equipment. Based on preliminary advice from the subject business, financial statements for the business's recently ended fiscal year are expected to reveal an improved position.

COMPLIANCE WITH SECTION 16(a) FILING REQUIREMENTS

        Section 16(a) of the Securities Exchange Act of 1934, as amended, ("Section 16(a)") requires that all executive officers and directors of the Company and all persons who beneficially own more than 10 percent of our Common Stock file reports with the Securities and Exchange Commission with respect to beneficial ownership of our Securities. We have adopted procedures to assist its directors and executive officers in complying with the Section 16(a) filings.

        Based solely upon our review of the copies of the filings which it received with respect to the fiscal year ended December 31, 2001, or written representations from certain reporting persons, we believe that all reporting persons made all filings required by Section 16(a) in a timely manner, except that the following persons inadvertently failed to timely file Forms 4 in connection with share purchases and sales made in such fiscal year: Mr. Gallagher (one late report with respect to one transaction); Mr. Jones (two late reports with respect to two transactions); Mr. Moergeli (one late report with respect to 810 shares owned by Mr. Moergeli's wife as a result of marriage in November 2001); and Mr. Raeder (three late reports with respect to four transactions, and one late report with respect to 420 shares owned by Mr. Raeder's wife not previously reported as beneficially owned). Filings on Form 5 for each such person have been made.

PROPOSAL NO. 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        At the Annual Meeting, you will be asked to ratify the appointment of McGladrey & Pullen, LLP as our independent auditors for the year ending December 31, 2002. This appointment was recommended by the Audit/Compensation Committee of the Bank and approved by the Board of Directors of the Company and the Bank. If shareholders do not ratify the appointment of McGladrey & Pullen, LLP, the appointment will be reconsidered by our Board of Directors.

        A representative of McGladrey & Pullen, LLP will be present at the Annual Meeting and available to respond to appropriate questions and will be given an opportunity to make a statement if the representative chooses to do so.

Fees Paid To Independent Auditors

        During the fiscal year ended December 31, 2001, fees paid to our independent auditors, McGladrey & Pullen, LLP, consisted of the following:

        Audit Fees.    Audit fees billed to us by McGladrey & Pullen, LLP during our 2001 fiscal year for audit of our annual financial statements and review of financial information included in quarterly reports on Form 10-QSB totaled $33,000.

        Financial Information Systems Design and Implementation Fee.    We did not engage McGladrey & Pullen, LLP to provide advice regarding financial information systems design and implementation during the fiscal year ended December 31, 2001.

        All Other Fees.    The aggregate of all other fees billed to us by McGladrey & Pullen, LLP during our 2001 fiscal year for all other non-audit related services rendered to us including tax related services and internal audit services totaled $28,340.

        For the fiscal year 2001 the Board considered and deemed the services provided by McGladrey & Pullen, LLP were compatible with maintaining the principal accountant's independence.

        The Board of Directors unanimously recommends a vote by shareholders FOR ratification of McGladrey & Pullen, LLP as our independent auditors for the year ending December 31, 2002. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting is required to approve this proposal.

OTHER BUSINESS

        The Board of Directors knows of no other matters to be brought before the shareholders at the Annual Meeting. In the event other matters are presented for a vote at the Meeting, the Proxy holders will vote shares represented by properly executed proxies in their discretion in accordance with their judgment on such matters.

        At the Meeting, management will report on the Company's business and shareholders will have the opportunity to ask questions.

INFORMATION CONCERNING SHAREHOLDER PROPOSALS

        Proposals of shareholders intended to be presented at the 2003 annual shareholders' meeting must be received by the Secretary of the Company before November 12, 2002, for inclusion in the 2003 Proxy Statement and form of proxy. In addition, if we receive notice of a shareholder proposal after January 25, 2003, the persons named as proxies in such Proxy Statement and form of proxy will have discretionary authority to vote on such shareholder proposal.

ANNUAL REPORT TO SHAREHOLDERS

        Any shareholder may obtain without charge a copy of our Annual Report on Form 10-KSB filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 for the year ended December 31, 2001, including financial statements. Written requests for the Form 10-KSB should be addressed to Sheila Brumley, CFO, Mountain Bank Holding Company, 501 Roosevelt Avenue, Enumclaw, Washington 98022.

March 12, 2002	BY ORDER OF THE BOARD OF DIRECTORS

/s/ ROY T. BROOKS Roy T. Brooks, Chairman of the Board

MOUNTAIN BANK HOLDING COMPANY
PROXY
PLEASE SIGN AND RETURN IMMEDIATELY
This Proxy Is Solicited on Behalf of the Board of Directors

        The undersigned hereby appoints John W. Raeder and J.B. Rupert, and each of them (with full power to act alone) as Proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Mountain Bank Holding Company held of record by the undersigned on February 15, 2002, at the annual meeting of shareholders to be held on March 26, 2002, or any adjournment of such Meeting.

1.
ELECTION OF DIRECTORS

A.
I vote FOR all nominees listed below (except as marked to the contrary below)    / /

B.
I WITHHOLD AUTHORITY to vote for any individual nominee whose name I have struck a line through in the list below    / /

                                    Brian W. Gallagher            •            Michael K. Jones            •            Hans R. Zurcher

2.
RATIFICATION OF INDEPENDENT AUDITORS. Ratification of the appointment of McGladrey & Pullen, LLP as the Company's independent auditors for the year ending December 31, 2002.

                                                 / /    FOR                                                 / /    AGAINST                                                 / /    ABSTAIN

3.
WHATEVER OTHER BUSINESS may properly be brought before the meeting or any adjournment thereof.

  THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" AND WILL BE VOTED "FOR" THE PROPOSITIONS LISTED UNLESS AUTHORITY IS WITHHELD OR A VOTE AGAINST IS SPECIFIED, IN WHICH CASE THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION SO MADE.

        Management knows of no other matters that may properly be, or which are likely to be, brought before the Meeting. However, if any other matters are properly presented at the Meeting, this Proxy will be voted in accordance with the recommendations of management.

The Board of Directors recommends a vote "FOR" the listed propositions.

, 2002

WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. ALL JOINT OWNERS MUST SIGN.

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 26, 2002
PROXY STATEMENT
BUSINESS OF THE MEETING
Proposal No. 1—Election of Directors
INFORMATION WITH RESPECT TO NOMINEES AND DIRECTORS WHOSE TERMS CONTINUE
DIRECTORS WITH TERM EXPIRING 2003
DIRECTORS WITH TERM EXPIRING 2004
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUES
Report of Audit/Compensation Committee
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
MANAGEMENT
TRANSACTIONS WITH MANAGEMENT
COMPLIANCE WITH SECTION 16(a) FILING REQUIREMENTS
PROPOSAL NO. 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
OTHER BUSINESS
INFORMATION CONCERNING SHAREHOLDER PROPOSALS
ANNUAL REPORT TO SHAREHOLDERS